Exhibit 10.1

Note Purchase Agreement

This NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of June 19, 2024 (the “Agreement Date”) by and between The Hertz Corporation, a Delaware corporation (the “Company”), and the several Investors listed on Schedule 1 hereto (together with their successors and permitted assigns, each an “Investor” and, collectively, the “Investors”). Capitalized terms not otherwise defined where used shall have the meanings ascribed thereto in Article 1.

WHEREAS, the Company expects to commence an offering (the “Notes Offering”) of second-lien senior secured exchangeable notes due 2029 (the “Notes”) for an aggregate principal amount of $250 million (the “Offering Amount) pursuant to a preliminary offering memorandum, attached hereto as Schedule 3 (the “Preliminary Offering Memorandum”);

WHEREAS, the Notes shall have the terms set forth in the Preliminary Offering Memorandum as supplemented by the terms set forth in Schedule 2 hereto (the “Term Sheet”); and

WHEREAS, the Audit Committee of the Board of Directors of Hertz Global Holdings, Inc. has approved the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

Article 1
Definitions

Section 1.01.   Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Business Day” shall mean any day, other than a Saturday, Sunday or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to remain closed.

“Commitment Amount” shall mean, with respect to each Investor, the principal amount of Notes set forth beside such Investor’s name under “Commitment Amount” in Schedule 1 hereto minus the principal amount of Notes sold to such Investor in the Notes Offering; provided that, each Investor’s Commitment Amount shall be decreased proportionately to reflect the aggregate principal amount of any Notes sold pursuant to the Notes Offering (it being understood that, if at least $250 million in aggregate principal amount of Notes is sold pursuant to the Notes Offering, each Investor’s Commitment Amount shall be zero).

“Securities Act” shall mean the U.S Securities Act of 1933, as amended.

Article 2
Sale And Purchase

Section 2.01.   Sale and Purchase of the Commitment Notes. Subject to the terms and conditions of this Agreement:

(i)   On June 28, 2024 (the “Closing Date”), the Company shall have the right, but not the obligation, to issue and sell to each Investor, and each Investor irrevocably commits, severally and not jointly, to purchase from the Company, if requested by the Company its respective Commitment Amount.

(ii)   The price paid by each Investor for the principal amount of Notes equal to its Commitment Amount shall be equal to the price paid by investors in the Notes Offering (the “Purchase Price”).

(iii)   Any Notes sold pursuant to this Section 2.01 shall be referred to herein as the “Commitment Notes.”

(iv)   The obligations of the Company and of each Investor to consummate the purchase and sale of the Commitment Notes hereunder are subject to the satisfaction or waiver of the following conditions:

(A)   the purchase agreement with respect to the Notes Offering (the “Exchangeable Notes Purchase Agreement”), among the Company, the guarantors party thereto (the “Guarantors”) and the representatives of the several initial purchasers for the Notes Offering has been executed and become effective no later than June 26, 2024;

(B)   the Indenture, the intercreditor agreements, the collateral documents relating to the Collateral (as defined in the Preliminary Offering Memorandum) and any other documents related to the foregoing shall conform to the Term Sheet and the Preliminary Offering Memorandum and shall have been duly executed and delivered by a duly authorized officer of the Company, each of the Guarantors and the trustee, as applicable, and the Notes shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the trustee;

(C)   on or prior to the Closing Date, the Notes shall have been made eligible for clearance and settlement through the facilities of The Depository Trust Company; and

(D)   a “Listing of Additional Shares Notification” with respect to the shares of common stock of Hertz Global Holdings, Inc. underlying the Notes shall have been submitted to Nasdaq and Nasdaq shall have completed its review of such submission.

Section 2.02.   Termination. (a) This Agreement may be terminated before the Closing Date by either the Company or an Investor (solely with respect to itself), if following the execution of the Exchangeable Notes Purchase Agreement, the Exchangeable Notes Purchase Agreement is terminated or could be terminated in accordance with its terms without the Notes Offering being consummated.

(b)   If this Agreement is terminated pursuant to Section 2.02(a), this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party with respect to whom this Agreement shall have terminated; provided that, if such termination shall result from the intentional (i) failure of a party to fulfill a condition to the performance of the obligations of another party or (ii) failure of a party to perform a covenant hereof, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure. The provisions of this Section 2.02(b) and Sections 1.01, 4.04 and 4.05 shall survive any termination hereof pursuant to Section 2.02.

Article 3
Representations and Warranties

Section 3.01.   Representations and Warranties of Each Investor. Each Investor, severally and not jointly, represents and warrants to, and agrees with, the Company, as of the date hereof and the Closing Date, as follows:

(a)   Authorization; Sufficient Funds; No Conflicts; Ownership. (i) Such Investor has the power and authority to execute and deliver this Agreement and to consummate the purchase of the Commitment Notes. The execution, delivery and performance by such Investor of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action by such Investor. No other proceedings on the part of such Investor are necessary to authorize the execution, delivery and performance by such Investor of this Agreement and consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Investor.

(ii)   Such Investor has as of the date hereof, and will have as of the Closing Date, cash in immediately available funds or uncalled and unrestricted capital commitments in excess of the Purchase Price payable by it.

(iii)   The execution, delivery and performance of this Agreement by such Investor, the consummation by such Investor of the purchase of Commitment Notes, and the compliance by such Investor with any of the provisions thereof will not conflict with, violate or result in a breach of any provision of, or constitute a default under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, (A) any provision of such Investor’s organizational documents, (B) any mortgage, note, indenture, deed of trust, lease, license, loan agreement or other agreement binding upon such Investor or any of its affiliates or (C) any permit, license, judgment, order, decree, ruling, injunction, statute, law, ordinance, rule or regulation applicable to such Investor or any of its affiliates, other than in the cases of clauses (B) and (C) as would not reasonably be expected to materially and adversely affect or delay the consummation of the purchase of Commitment Notes.

(b)   Purchasing Intent. Such Investor is acquiring the Commitment Notes for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities laws, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable securities laws.

(c)   Sophistication. Such Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Commitment Notes. Such Investor is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act or a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act. Such Investor understands and is able to bear any economic risks associated with such investment (including the necessity of holding such securities for an indefinite period of time).

(d)   No Additional Representations. Such Investor has conducted its own independent review and analysis of the business, operations, assets, liabilities, results of operations, financial condition and prospects of the Company and its subsidiaries and acknowledges such Investor has been provided with sufficient access for such purposes. Such Investor acknowledges and agrees that (A) no person has been authorized by the Company to make any representation or warranty relating to itself or its business or otherwise in connection with the transactions contemplated hereby, and if made, such representation or warranty must not be relied upon by such Investor as having been authorized by the Company, and (B) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided or addressed to such Investor or any of its affiliates or representatives are not and shall not be deemed to be or include representations or warranties of the Company unless any such materials or information are the subject of any express representation or warranty set forth in this Agreement.

Article 4
Miscellaneous

Section 4.01.   Entire Agreement. This Agreement sets forth the entire agreement between the parties hereto with respect to the purchase of Commitment Notes and supersedes all prior agreements and understandings, both oral and written, among the parties and their respective affiliates with respect to the subject matter hereof and thereof.

Section 4.02.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute any original, but all of which together shall constitute one and the same document. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document will have the same effect as physical delivery of the paper document bearing the original signature.

Section 4.03.   Public Announcements. The Company may file this Agreement with the SEC and may provide information about the subject matter of this Agreement in connection with equity or debt issuances, share repurchases, or marketing, informational or reporting activities.

Section 4.04.   Governing Law; Jurisdiction; Waiver of Jury Trial. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, may be brought and determined in the United States District Court for the Southern District of New York or any New York State court sitting in New York City and hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself in respect of its properties, assets and revenues. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 4.04(a), (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(b)   EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 4.04.

Section 4.05.   Severability. If any provision of this Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect provided that the economic and legal substance of, any purchase of Commitment Notes is not affected in any manner materially adverse to any party. In the event of any such determination, the parties agree to negotiate in good faith to modify this

Agreement to fulfill as closely as possible the original intent and purpose hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

Section 4.06.   Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each party agrees that in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it, whether in law or equity) to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

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IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

Very truly yours,

THE HERTZ CORPORATION

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Senior Vice President and Treasurer

[Signature Page to Note Purchase Agreement]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

KNIGHTHEAD ANNUITY & LIFE ASSURANCE COMPANY

BY: KNIGHTHEAD CAPITAL MANAGEMENT, LLC, ITS INVESTMENT ADVISOR

By:	/s/ Laura L. Torrado
	Name:	Laura L. Torrado
	Title:	Authorized Signatory

Notice Information:

Knighthead Annuity & Life Assurance Company
c/o Knighthead Capital Management, LLC
280 Park Avenue, 22nd Floor
New York, New York 10017
Attention: Michael Friedberg
Telephone: [*]
Fax: [*]
Email: [*]

WITH A COPY TO Northern Trust Hedge Fund Services at:
[*]
Facsimile: [*]

Address:

c/o Knighthead Capital Management, LLC
280 Park Avenue, 22nd Floor
New York, New York 10017

[Signature Page to Note Purchase Agreement]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

KNIGHTHEAD DISTRESSED OPPORTUNITIES FUND, L.P.

BY: KNIGHTHEAD CAPITAL MANAGEMENT, LLC, ITS INVESTMENT MANAGER

By:	/s/ Laura L. Torrado
	Name:	Laura L. Torrado
	Title:	Authorized Signatory

Notice Information:

Knighthead Distressed Opportunities, L.P.
c/o Knighthead Capital Management, LLC
280 Park Avenue, 22nd Floor
New York, New York 10017
Attention : Michael Friedberg
Telephone: [*]
Fax: [*]
Email: [*]

WITH A COPY TO Northern Trust at:
[*]
Fax: [*]

Address:

c/o Knighthead Capital Management, LLC
280 Park Avenue, 22nd Floor
New York, New York 10017

[Signature Page to Note Purchase Agreement]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

KNIGHTHEAD (NY) FUND, L.P.

BY: KNIGHTHEAD CAPITAL MANAGEMENT, LLC, ITS INVESTMENT ADVISOR

By:	/s/ Laura L. Torrado
	Name:	Laura L. Torrado
	Title:	Authorized Signatory

Notice Information:

Knighthead (NY) Fund, L.P.
c/o Knighthead Capital Management, LLC
280 Park Avenue, 22nd Floor
New York, New York 10017
Attention: Michael Friedberg
Telephone: [*]
Fax: [*]
Email: [*]

WITH A COPY TO Northern Trust Hedge Fund Services at:
[*]
Facsimile: [*]

Address:

c/o Knighthead Capital Management, LLC
280 Park Avenue, 22nd Floor
New York, New York 10017

[Signature Page to Note Purchase Agreement]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

KNIGHTHEAD MASTER FUND, L.P.

BY: KNIGHTHEAD CAPITAL MANAGEMENT, LLC, ITS INVESTMENT MANAGER

By:	/s/ Laura L. Torrado
	Name:	Laura L. Torrado
	Title:	Authorized Signatory

Notice Information:

Knighthead Master Fund, L.P.
c/o Knighthead Capital Management, LLC
280 Park Avenue, 22 Floor
New York, New York 10017
Attention: Michael Friedberg
Telephone: [*]
Fax: [*]
Email: [*]

WITH A COPY TO Northern Trust at:
[*]
Fax: [*]

Address:

c/o Knighthead Capital Management, LLC
280 Park Avenue, 22 Floor
New York, New York 10017

[Signature Page to Note Purchase Agreement]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto or by their respective duly authorized officers, all as of the date first above written.

CK OPPORTUNITIES FUND I, LP BY: CK OPPORTUNITIES GP, LLC

By:	/s/ Laura L. Torrado
	Name:	Laura L. Torrado
	Title:	Authorized Signatory

CK OPPORTUNITIES FUND I, LP BY: CK OPPORTUNITIES GP, LLC

By:	/s/ Thomas LaMacchia
	Name:	Thomas LaMacchia
	Title:	Authorized Signatory

Notice Information:

CK Opportunities Fund I, LP
c/o Knighthead Opportunities Capital Management, LLC
280 Park Avenue, 22nd Floor
New York, New York 10017
Attention: Laura L. Torrado and Michael Friedberg
Telephone: [*]
Email: [*]

WITH A COPY TO Northern Trust Hedge Fund Services at:
[*]
Facsimile: [*]

Address:

c/o Knighthead Capital Management, LLC
280 Park Avenue, 22nd Floor
New York, New York 10017

[Signature Page to Note Purchase Agreement]

SCHEDULE 1

INVESTORS

Investor	Commitment Amount
Knighthead Annuity & Life Assurance Company	$2,361,000
Knighthead Distressed Opportunities Fund, LP	$5,581,000
Knighthead (NY) Fund, L.P.	$2,084,000
Knighthead Master Fund, LP	$7,080,000
CK Opportunities Fund I, LP	$26,398,000

SCHEDULE 2

TERM SHEET

SCHEDULE 3

PRELIMINARY OFFERING MEMORANDUM